Exhibit 10.3

FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (herein called this “Amendment”) is made and entered into to be effective as of the 7th day of August, 2017, by and between CH REALTY VI-CFB I NANTUCKET STORAGE, L.L.C., a Delaware limited liability company (“Seller”), and SSGT ACQUISITIONS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and SAM Acquisitions, LLC, a Delaware limited liability company (herein, “Original Purchaser”) heretofore entered into that certain Purchase and Sale Agreement dated effective as of July 25, 2017 (herein, the “Contract”), respecting certain property located in Nantucket, Nantucket County, Massachusetts;

WHEREAS, Original Purchaser has heretofore assigned the Contract to Purchaser; and

WHEREAS, Seller and Purchaser desire to amend the Contract in certain respects, as more particularly set forth below.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Closing Date. Section 1.1.12 of the Contract is hereby modified to reflect that the “Closing Date” (as referenced therein) is Tuesday, August 22, 2017, for all purposes under the Contract.

2. Miscellaneous.

(a) Seller and Purchaser hereby ratify the Contract in accordance with its terms, as modified hereby.

(b) To the extent not otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Contract.

(c) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

(d) This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes, and such counterparts shall, collectively, constitute one agreement.

(e) For purposes of this Amendment, signatures delivered by facsimile or electronic mail shall be as binding as originals upon the parties so signing and delivering.

(f) In the event of a conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

(g) The captions and headings used in this Amendment are for convenience only and do not in any way restrict, modify or amplify the terms of this Amendment or the Contract.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:

CH REALTY VI-CFB I NANTUCKET STORAGE, L.L.C., a Delaware limited liability company

By:	CH Realty VI/I Nantucket Manager, L.L.C., a Delaware limited liability company, its manager

	By:	Fund VI Managers, L.L.C., a Texas limited liability company, its manager

		By:	/s/ Ben C. Doherty

Name:	Ben C. Doherty

Title:	Vice President

PURCHASER:

SSGT ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz

Title:	President

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